# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 1-800-628-8510 Monday through Friday 9 a.m. to 10 p.m. Eastern time

**CONTROL NUMBER** 12345678910

# Tactical Asset Allocation Fund

### A SERIES OF NORTHERN LIGHTS FUND TRUST III

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2017

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Eric Kane and Teresa Ritchie each the agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Tactical Asset Allocation Fund, a series of Northern Lights Fund Trust III (the "Trust" or "NLFT III") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 30, 2017 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

**Do you have questions?** If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-628-8510**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 30, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/TAAFund.pdf

**Tactical Asset Allocation Fund**

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| PROPOSALS: | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. Approval of the Reorganization Agreement that provides for: (i) the transfer of all of the assets and liabilities of the Tactical Asset Allocation Fund, a series of Northern Lights Fund Trust III, in exchange for shares of the Rational Select Asset Fund, a series of Mutual Fund and Variable Insurance Trust; and (ii) the distribution of shares of the Rational Select Asset Fund so received to shareholders of the Tactical Asset Allocation Fund. | O | O | O |
| 2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof. | O | O | O |

**THANK YOU FOR VOTING**